SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 13, 2003

BNC Bancorp
(Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of incorporation)	000-50128 (Commission File Number)	47-0898685 (IRS Employer Identification No.)

831 Julian Avenue Thomasville, North Carolina 27361
(Address of principal executive offices)

Registrant’s telephone number, including area code: (336) 476-9200

N/A (Former name or former address, if changed since last report)

Item 5. Other Events

On August 12, 2003, the Registrant’s Board of Directors approved a 10% stock dividend. For additional information, reference is made to the Registrant’s press release dated August 13, 2003, which is attached hereto as Exhibit 99.1, and incorporated herein by reference.

Item 7. Financial Statements and Exhibits

(a) None.

(b) None.

(c) Exhibits:

99.1 Press Release dated August 13, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BNC BANCORP
By:	/s/ W. Swope Montgomery, Jr. W. Swope Montgomery, Jr., President and Chief Executive Officer

Date: August 13, 2003

EXHIBIT INDEX

Exhibit No. 99.1	Description Press Release dated August 13, 2003